                                                                    EXHIBIT 10.9


    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 AND SUCH LAWS.


                               WARRANT AGREEMENT

       To Purchase Shares of the Series A Convertible Preferred Stock of

                                SEQUENOM, INC.

              Dated as of December 23, 1996 (the "Effective Date)


    WHEREAS, Sequenom. Inc., a Delaware corporation (the 'Company") has entered into a Global Master Rental Agreement dated as of July 18. 1994. with Comdisco, Inc., a Delaware corporation (the "Warrantholder"); and Equipment Schedule No. D-1, between Comdisco Deutschland GmbH, a subsidiary of Warrantholder, and Sequenom, Inc. and related Schedules (the 'Leases'): and

    WHEREAS, the Company desires to grant to Warrantholder, in consideration for such Leases, the right to purchase shares of its Series A Convertible Preferred Stock:

    NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Leases and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.  GRANT OF THE RIGHT TO PURCHASE SERIES A CONVERTIBLE PREFERRED STOCK.
    -------------------------------------------------------------------

    The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe to and purchase, from the Company 70,000 fully paid and non-assessable shares of the Company's Series A Convertible Preferred Stock ("Preferred Stock") at a purchase price of S.50 per share ("Exercise Price"). The number and purchase price of such shares are subject to adjustment as provided in Section 8 hereof. Upon and after the earlier to occur of the IPO Effective Time (as hereinafter defined) or the Automatic Conversion Effective Date (as hereinafter defined), the right to purchase Preferred Stock granted herein shall terminate, and this Warrant Agreement shall represent the fight to purchase Common Stock as provided in Section 8 hereof.

2.  TERM OF THE WARRANT AGREEMENT.
    -----------------------------

    Except as otherwise provided for herein, the term of this Warrant Agreement and the right to purchase Preferred Stock (or Common Stock upon and following the earlier to occur of the IPO Effective Time (as hereinafter defined) or the Automatic Conversion Effective Date (as hereinafter defined) as granted herein shall commence on the Effective Date and shall be exercisable for a period equal to the shorter of (i) the period ending July 18, 2004. or (ii) five (5) years from the IPO Effective Time.

3.  EXERCISE OF THE PURCHASE RIGHTS.
    -------------------------------

    The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time. or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed, together with payment of the Exercise price in the manner described below. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one
(21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Preferred Stock (or other securities) purchased and shall execute an Acknowledgment of Exercise indicating the number of securities which remain subject to future purchases, if any.

    The Exercise Price may be paid at the Warrantholder's election either (i) by cash or certified or official bank check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Preferred Stock or Common Stock as follows:

    (A) prior to the earlier to occur of the IPO Effective rime (as hereinafter defined) or the Automatic Conversion Effective Time (as hereinafter defined), the Company will issue Preferred Stock in accordance with the following formula:

         X = Y(A-B)
             ------
               A

Where: X the number of shares of Preferred Stock to be Issued to the Warrantholder.

         Y = the number of shares of Preferred Stock requested to be exercised under this Warrant Agreement.

         A =  the fair market value of one (1) share of Preferred Stock.

         B =  the Exercise Price.

    As used herein. current fair market value of Preferred Stock shall mean with respect to each share of Preferred Stock the product of (i) the fair market value of a share of Common Stock, determined as set forth in subsection (B) below, times (ii) the number of shares of

Common Stock issuable upon conversion of each share of Preferred Stock immediately prior to such exercise of the Warrant by the Net Issuance method.


    (B) upon and after the earlier to occur of the IPO Effective Time (as hereinafter defined) or the Automatic Conversion Effective Time (as hereinafter defined), the Company will issue Common Stock in accordance with the following formula:

         X = Y(A-B)
             ------
               A

Where: X = the number of shares of Common Stock to be issued to the Warrantholder.

         Y = the number of shares of Common Stock requested to be exercised under this Warrant Agreement.

         A =  the fair market value of one (1) share of Common Stock.
                                            2
         B =  the Exercise Price.

    As used herein, current fair market value of Common Stock shall mean with respect to each share of Common Stock:

         (i) if the exercise is in connection with the Company's initial public offering of Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the initial "Price to Public" specified in the final prospectus with respect to the offering;

         (ii) if this Warrant is exercised after, and not in connection with, the Company's initial public offering of Common Stock, and:

               (a) if the Common Stock is traded on a national securities exchange or quoted on the Nasdaq National Market, the fair market value shall be deemed to be the average of the closing prices over a twenty-one (21) day period ending three days before the day the current fair market value of the Common Stock, is being determined; or

               (b) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market but is actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices reported by the National Quotation Bureau (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the Common Stock is being determined;

         (iii) if at any time the Common Stock is not listed on any national securities exchange or quoted on the Nasdaq National Market or actively traded in or the over-the-counter market, the current fair market value of Common Stock shall be the price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock pursuant to such merger or acquisition.

         Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.  RESERVATION OF SHARES.
    ---------------------

    (a)  Authorization and Reservation of Shares.  During the term of this
         ---------------------------------------
Warrant Agreement the Company will at all times have authorized and reserved a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights to purchase Preferred Stock as provided for herein.

    (b)  Listing.  If any shares of Common Stock issuable hereunder upon and
         -------
after the Company's initial public offering of Common Stock require listing on any domestic securities exchange, before such shares may be issued upon exercise of this Warrant Agreement, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duty approved for listing on such domestic securities exchange.

5.  NO FRACTIONAL SHARES OR SCRIP.
    -----------------------------

    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.  NO RIGHTS AS SHAREHOLDER.
    ------------------------

    This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

7.  WARRANTHOLDER REGISTRY.
    ----------------------

    The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.  ADJUSTMENT RIGHTS.
    -----------------

    The Exercise Price per share and the number of shares of Preferred Stock purchasable hereunder are subject to adjustment as follows:

    (a)  Merger and Sale of Assets.  If at any time there shall be a capital
         -------------------------
reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, or the sale of all or Substantially all of the Company's properties and assets to any other person (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant. the number of shares of Preferred Stock or other securities of the successor corporation resulting from such Merger Event equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this War-rant Agreement with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable) shall be applicable to the greatest extent possible.

    (b)  Reclassification of Shares.  If the Company at any time shall, by
         --------------------------
reclassification or exchange of securities or otherwise (except as otherwise specifically provided for herein), change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such reclassification, exchange, or other change.

    (c)  Subdivision or Combination of Shares.  If the Company at any time shall
         ------------------------------------
combine or subdivide its Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

    (d)  Stock Dividends.  If the Company at any time shall pay a dividend or
         ---------------
make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) through (c)), with respect to its Preferred Stock payable in shares of Preferred Stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which -shall be the total number of all shares of the Company's Preferred Stock outstanding immediately prior to such dividend or distribution. and (ii) the denominator of which shall be the total number of all shares of the Company's Preferred Stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase. at the Exercise Price resulting from such adjustment the number of shares of Preferred Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Preferred Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

    (e)  Antidilution Rights.  Additional antidilution rights applicable to the
         -------------------
Preferred Stock purchasable hereunder are as set forth in the Company's Certificate of Incorporation, as amended through the Effective Date, a true and complete copy of which has been furnished to Warrantholder (the "Charter"). The Company shall promptly provide the Warrantholder with any restatement amendment modification or waiver of the Charter and with any Certificate of Adjustment sent to the holders of Preferred Stock in accordance with the Charter relating to any adjustment or readjustment of the Conversion Price of the Preferred Stock.

    (f)  Initial Public Offering of Common Stock; Automatic Conversion of
         ----------------------------------------------------------------
Preferred Stock.  If at any time the Company shall effect an initial public
---------------
offering of its Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the '"1933 Act"), or if at any time the outstanding Preferred Stock shall be automatically converted to Common Stock under the terms of the Company's Certificate of Incorporation, then upon and after the earlier to occur of the effective time of such initial public offering (the "IPO Effective Time"), or the effective time of such automatic conversion of the Preferred Stock (the "Automatic Conversion Effective Time"), the right to purchase Preferred Stock granted herein shall terminate, this Warrant Agreement shall represent the right to purchase 2 number of shares of Common Stock calculated as follows

         X =  (Y) (Z)

         where: X =  the number of shares of Common Stock purchasable under this
                     Warrant Agreement upon and after such IPO Effective Time or Automatic Conversion Effective Time as the case may be:

         Y = the number of shares of Preferred Stock purchasable under this Warrant Agreement immediately prior to such IPO Effective Time or Automatic Conversion Effective Time as the case may be:

         Z = the number of shares of Common Stock issuable upon conversion of each share of Preferred Stock immediately prior to such IPO Effective Time or Automatic Conversion Effective Time as the case may be;

and the Exercise Price per share of Common Stock shall be a price calculated as follows:

         A =  (B) (Y) /X

         where: A =  the Exercise Price per share of Common Stock upon and after such IPO Effective Time or Automatic Conversion Effective Time as the case may be:

         B = the Exercise Price per share of Preferred Stock immediately prior to Such IPO Effective Time or Automatic Conversion Effective Time as the case may be:

         X = the number of shares of Common Stock purchasable under this Warrant Agreement upon and after such IPO Effective Time or Automatic Conversion Effective Time as the case may be;

         Y = the number of shares of Preferred Stock purchasable under this Warrant Agreement immediately prior to such IPO Effective Time or Automatic Conversion Effective Time as the case may be.

    Thereafter, the number of shares of Common Stock purchasable hereunder and the Exercise Price per share shall be subject to adjustment for the types of events described in subsections (a) through (d) above that occur with respect the Common Stock.

    (g)  Notices.  If:  (i) the Company shall declare any dividend or
         -------
distribution upon its stock whether in cash. property, stock or other securities; (ii) the Company shall offer for subscription prorata to the holders of its Preferred Stock any additional shares of stock of any class or other rights: (iii) there shall be any Merger Event; or (iv) there shall be any voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in connection with each such event the Company shall send to the Warrantholder (A) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of Preferred Stock shall be entitled thereto) or for determining rights to vote in respect of such Merger Event dissolution, liquidation or winding up; and (B) in the case of any such Merger Event dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up). In the case of a public offering, the Company shall give Warrantholder at least twenty (20) days written notice prior to the, anticipated effective date thereof

    Upon any adjustment in the Exercise Price or securities purchasable under this Warrant Agreement the Company shall give written notice thereof to the Warrantholder, setting forth, in reasonable detail, (i) the event requiring the adjustment. (ii) the amount of the adjustment (iii) the method by which such adjustment was calculated, (iv) the Exercise Price. and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment. Such notice shall be men by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Company.

    (g)  Timely Notice.  Failure to timely provide such notice required by
         -------------
subsection (g) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. The notice period shall begin on the date Warrantholder actually receives a written notice containing all the information specified above.

9.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
    --------------------------------------------------------

    The Company hereby represents. warrants and covenants to and with the Warrantholder as of the Effective Date as follows:

    (a)  Reservation of Preferred Stock.  The Prefer-red Stock issuable upon
         ------------------------------
exercise of the Warrantholder's rights has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant Agreement will be validly issued, fully paid and non-assessable. and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever imposed through the Company; provided, however, that the Preferred Stock issuable pursuant to this Warrant Agreement may be subject to restrictions on transfer under state and/or Federal securities laws. The Company has made available to the Warrantholder true, correct and complete copies of its Charter and Bylaws, as amended. The issuance of certificates for shares of Preferred Stock in the name of the Warrantholder upon exercise of the Warrant Agreement shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

    (b)  Due Authority.  The execution and delivery by the Company of this
         -------------
Warrant Agreement and the performance of all obligations of the Company hereunder. including the issuance to Warrantholder of the right to acquire the shares of Preferred Stock, have been duly authorized by all necessary corporate action on the part of the Company, and this Warrant Agreement does not violate the Company's Charter or Bylaws, does not violate any law or governmental rule, regulation or order applicable to R (not including federal and state securities laws, which subject is dealt with in subsection (f) below), does not violate any provision of, or constitute a default under. any indenture. mortgage. contract or other instrument to which it is a party or by which it is bound. and this Warrant Agreement constitutes the legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditor's rights, and except that equitable remedies may be unavailable or may be withheld as a matter of judicial discretion.

    (c)  Consents and Approvals.  No consent or approval of, giving of notice
         ----------------------
to, registration with, or taking of any other action in respect of any state. Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant Agreement, except such as may be required under applicable federal and state securities laws.

    (d) All issued and outstanding shares of Preferred Stock and Common Stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. In addition:

         (i) The authorized capital stock of the Company consists of (A) 5,726,700 shares of Common Stock, of which 148,251 shares are issued and outstanding and (8) 1,650.000 shares of Preferred Stock, of which 1,580,000 shares are issued and outstanding and are currently convertible into 1,660,000 shares of Common Stock and (C) 3,376,666 shares of Series B Convertible Preferred Stock, of which 2,976,663 shares are issued and outstanding and are currently convertible into 2,976,663 shares of Common Stock.

         (ii) The Company has reserved 1,000,000 shares of Common Stock for issuance under its 1994 Stock Plan, under which options to purchase 318,000 shares of Common Stock are outstanding at a weighted average price of $0.095 per share. In addition, the Company's

         Board of Directors has authorized the grant of options to purchase an additional 292,000 shares, all at an exercise price of $0.25 per share, but such options have not yet been issued. There are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities of the Company.

         (iii) No shareholder of the Company has preemptive rights to purchase new issuances of the Company's capital stock except as provided in
         Section 8 of the Stock Purchase Agreement dated May 26, 1994 and
         Section 8 of the Stock Purchase Agreement dated December 22, 1995.

    (e)  Insurance.  The Company has in full force and effect insurance
         ---------
policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

    (f)  Exempt Transaction.  Subject to the accuracy of the Warrantholders
         ------------------
representations in Section 10 hereof, the issuance of the Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act and (ii) the registration requirements of the Illinois Securities Law of 1953, as amended.

    (g)  Compliance with Rule 144.  If the Company becomes subject to the
         ------------------------
reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), at the written request of the Warrantholder, who proposes to sell Common Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, as soon as reasonable practicable, after receipt of such request a written statement confirming (if such is the case) the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

10. REPRESENTATIONS WARRANTIES AND COVENANTS OF THE WARRANTHOLDER.
    -------------------------------------------------------------

    This Warrant Agreement has been entered into by the Company in reliance upon the following representations, warranties and covenants of the
Warrantholder:

    (a)  Investment Purpose.  The right to acquire Preferred Stock or other
         ------------------
securities and the Preferred Stock or other securities issuable upon exercise of the Warrantholder's rights contained herein am being and will be acquired for investment and not with a view to the safe or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same.

    (b)  Private Issue.  The Warrantholder understands (i) that neither the
         -------------
right to purchase Preferred Stock or other securities of the Company hereunder nor the Preferred Stock issuable upon exercise of this Warrant has been or will be registered under the 1933 Act or registered or qualified under applicable state securities laws on the ground that the issuance thereof is exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

    (c)  Disposition of Warrantholder's Rights.  In no event will the
         -------------------------------------
Warrantholder make a disposition of any of its rights to acquire Preferred Stock or other securities hereunder or Preferred Stock or other securities issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may be outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Preferred Stock or other securities hereunder or Preferred Stock or other securities issuable on the exercise of such rights do not apply to transfer from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be. if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the holder of shares of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to Such holder, one or more new certificates for such shares of Preferred Stock not bearing any restrictive legend.
Warrantholder accepts the condition that the Company may maintain 'stop transfer' orders with respect to this Warrant Agreement and the Preferred Stock and other securities that my be issued hereunder and that each certificate or other document evidencing any such securities shall bear a legend Substantially in the form of the legend on the first page of this Warrant Agreement until such time as the restrictions imposed hereunder have terminated.

    (d)  Financial Risk.  The Warrantholder has such knowledge and experience in
         --------------
financial and business Matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

    (e)  Risk of No Registration.  The Warrantholder understands that if the
         -----------------------
Company does not register its securities with the Securities and Exchange Commission pursuant to Section 12 of the 1934 Act, or file reports Pursuant to
Section 15(d), of the 1934 Act or if at the time the Warrantholder desires to Sell (i) the rights to purchase Preferred Stock (or other securities) pursuant to this Warrant Agreement or (ii) the Preferred Stock or other securities issuable upon exercise of the right to purchase and a registration statement covering such offer and sale under the 1933 Act is not in effect it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights of the Warrantholder to purchase

Preferred Stock or other securities or Preferred Stock or other securities which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

    (f)  Status.  Warrantholder is a Delaware corporation with its principal
         ------
place of business at 6111 North River Road, Rosemont, Illinois. Warrantholder was not formed for the specific purpose of making the investment contemplated by this Warrant Agreement. Warrantholder is an "accredited investor" within the meaning of Rule 501 promulgated under the 1933 Act and an "institutional investor" within the meaning of Section 4C of the Illinois Securities Act of 1953.

    (g)  Investigation.  Warrantholder has fully investigated the Company and
         -------------
its business and financial condition and has knowledge of the Company's current activities. Warrantholder acknowledges that the Company has granted it and its attorneys, accountants and other advisors access to all information about the Company that they have requested. has offered them access to all further information that they deemed relevant to an investment decision, and have afforded them the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company's financial condition and prospects.

    (h)  Lock-Up.  Warrantholder agrees that for a period of up to one hundred
         -------
eighty (180) days from the effective date of any registration of securities of the Company (upon request of the underwriters managing any underwritten offering of the Company's securities), Warrantholder will not sell, make any short sale or loan of, grant any option for the purchase of, or otherwise dispose of the right to purchase Preferred Stock or other securities issued or issuable upon exercise of such right to purchase without the prior written consent of the Company or such underwriters, as the case may be.

11. TRANSFERS.  Subject to compliance with federal and state securities laws
    ---------
and the terms and conditions contained in Section 10 hereof, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed two (2) transfers. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit 11 (the 'Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

12. MISCELLANEOUS.
    -------------

    (a)  Effective Date.  The provisions of this Warrant Agreement shall be
         --------------
construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

    (b)  Attorney's Fees.  In any litigation, arbitration or court proceeding
         ---------------
between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

    (c)  Governing Law.  This Warrant Agreement shall be governed by and
         -------------
construed for all purposes under and in accordance with the laws of the State of Delaware.

    (d)  Counterparts.  This Warrant Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument

    (e)  Notices.  Any notice required or permitted hereunder shall be given in
         -------
writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail. addressed (i) to the Warrantholder at 6111 North River Road, Rosemont, Illinois 60018, attention: James Labe, Venture Leasing Director, cc: Legal Department, (and/or, if by facsimile, (708) 518-
5465) and (ii) to the Company c/o Techno Venture Management, 101 Arch Street Suite 1950, Boston, MA 02110, (and/or if by facsimile, (617) 345-9377) or at such other address as any such party may subsequently designate by written notice to the other party.

    (f)  Remedies.  In the event of any default hereunder, the non-defaulting
         --------
party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all Provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

    (g)  No Impairment of Rights.  The Company will not, by amendment of its
         -----------------------
Charter or through any other means. avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

    (h)  Survival.  The representations, warranties, covenants and conditions of
         --------
the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement

    (i)  Severability.  In the event any one or more of the provisions of this
         ------------
Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

    (j)  Amendments.  Any provision of this Warrant Agreement may be amended by
         ----------
a written instrument signed by the Company and by the Warrantholder.

    (k)  Additional Documents.  The Company, upon execution of this Warrant
         --------------------
Agreement, shall provide the Warrantholder with certified resolutions with respect to the issuance of this Warrant and the reservation of shares issuable upon exercise hereof. If the purchase price for the Leases referenced in the preamble of this Warrant Agreement exceeds $1,000,000, the Company will also provide Warrantholder with an opinion from the Company's counsel in form and substance satisfactory to the Warrantholder. The Company shall also supply such other documents as Comdisco, Inc., as the Warrantholder may from time to time reasonably request.

    IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.


                              Company:  SEQUENOM, INC.


                              By:  /s/  Joe DiBello
                                   ----------------
                                   Title: CFO/Treasurer

                              Warrantholder:  COMDISCO, INC.


                              By:  /s/  James Labe
                                   ---------------
                                   Title: President, Venture Lease Division

11/7/96

                                   EXHIBIT 1

                              NOTICE OF EXERCISE

To:
   ---------------------------

(1) The undersigned Warrantholder hereby elects to purchase ______ shares of the Preferred Stock of ___________________ pursuant to the terms of the Warrant Agreement dated the ______ day of _______________, 19___ (the "Warrant Agreement") between ____________________________ and the Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2) In exercising its rights to purchase the Preferred Stock of _____________________________________________, the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 10 of the Warrant Agreement.

(3) Please issue a certificate or certificates representing said shares of Preferred Stock in the name of the undersigned or in such other name as is specified below.


----------------------------------
(Name)


----------------------------------
(Address)

Warrantholder:  COMDISCO, INC

By:
   -------------------------------
   Title:
   Date:

                          ACKNOWLEDGMENT OF EXERCISE



    The undersigned ___________________________________, hereby acknowledge receipt of the "Notice of Exercise" from Comdisco, Inc., to purchase _________ shares of the Preferred Stock of ____________________________, pursuant to the terms of the Warrant Agreement and further acknowledges that _______ shares remain subject to purchase under the terms of the Warrant Agreement.

                              Company:


                              By:
                                  --------------------------------
                                  Title:
                                  Date: